HAREHOLDER LETTER

CONTENTS

Shareholder Letter           1

Manager's Discussion         3

Performance Summary          8

Annual Meeting of
Shareholders                10

Year 2000 Update            11

Dividend Reinvestment and
Cash Purchase Plan          13

Financial Highlights &
Statement of Investments    17

Financial Statements        24

Notes to
Financial Statements        28

Independent
Auditors' Report            31

Tax Information             32



Dear Shareholder:

It's a pleasure to bring you Franklin Universal Trust's annual report for the period ended August 31, 1999.

Although financial markets were buffeted in 1998 by turmoil overseas, the U.S. economy grew solidly during the 12-month period under review. In the first quarter of 1999, the gross domestic product expanded at a 4.3% annualized rate, although it slowed to 1.6% in the second quarter. After cutting interest rates in the fall of 1998 to provide much-needed liquidity to the world financial system, the Federal Reserve Board (the Fed) left rates unchanged during the winter and spring of 1999, as the remarkable U.S. economy brushed off problems abroad and continued its record-breaking expansion.

However, concerned that such growth might ignite inflation, the Fed changed direction in the summer and twice increased the federal funds target rate 0.25%, raising it to 5.25%. Moreover, Fed Chairman

Alan Greenspan stated that the Fed was poised to raise rates again unless the economy continued to slow. Interest rates rose strongly during the year under review as a result of the robust economy and Fed actions, with the 30-year Treasury bond yield ending the period at 6.07%, up from 5.30% on August 31, 1998. On August 31, 1999, the Dow Jones(R) Industrial Average stood at 10829, compared with 7539 one year earlier.

As always, we appreciate your continued investment in Franklin Universal Trust and look forward to serving your future investment needs.



Sincerely,

/s/ C. B. Johnson
----------------------------
Charles B. Johnson
Chairman
Franklin Universal Trust


MANAGER'S DISCUSSION

--------------------------------------------------------------------------------
Your Fund's Objective: Franklin Universal Trust seeks to provide high, current income consistent with preservation of capital.
--------------------------------------------------------------------------------

The Trust faced a difficult environment during the 12 months under review, as financial markets around the world suffered from fears of a global credit crunch precipitated by the Russian bond default and a major hedge fund's liquidity crisis. As risk premiums rose into the fall of 1998, the Federal Reserve Board (the Fed) promptly lowered interest rates, which restored liquidity and confidence to the financial system. Financial asset prices recovered, rising through the end of 1998. In January 1999, another potential crisis hit the markets, as Brazil floated its currency, the real, sparking fears that it would devalue. However, by spring it became evident the market had exaggerated the extent of the problem, and the financial markets again recovered. The financial markets' exceptional volatility during the Trust's fiscal year was not over, however, as strong economic growth prompted the Fed to reverse course and raise rates in June and again in August.

During the period under review, the general rise in interest rates had a negative impact on utilities stocks and high yield, fixed-income assets, the two primary asset classes in which the Trust invests. Despite the challenging environment, the Trust's diversification among asset classes, its high dividend yield and the strong performance of several of the portfolio's individual securities enabled Franklin Universal Trust to have a solid performance during the period. For the one-year period ended August 31, 1999, the Trust outperformed a benchmark weighted 70% to the Lehman Brothers High Yield Index and 30% to the S&P Electric Utilities Index, which mirrors the portfolio's composition. This weighted benchmark returned 2.79%, compared with the Trust's cumulative total return of +2.95% based on its change in market price on the NYSE and +5.21% based on its change in net asset value.(1)

You will find a complete listing of the trust's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 18 of this report.


PORTFOLIO BREAKDOWN
BASED ON TOTAL MARKET VALUE
8/31/99

Corporate Bonds                  65.69%

Utilities Stocks                 20.49%

Natural Resources Equities
& Preferred Stocks                2.36%

Convertible Bonds                 0.47%

Foreign Government Agencies       0.18%

Miscellaneous Equities
& Preferred Stocks                8.82%

Cash & Equivalents                1.99%



TOP 10 HOLDINGS
Based on Total Market Value
8/31/99 vs. 8/31/98

8/31/99
--------------------------------------------------------------------------------

Texas Utilities Co.            2.47%

Dominion Resources Inc.        2.24%

Southern Co.                   1.82%

Duke Energy Corp.              1.67%

Nextel
Communications Inc.            1.63%

ZSC Specialty
Chemicals PLC                  1.61%

Magnum Hunter
Resources Inc.                 1.53%

Edison International           1.52%

Consolidated
Container Co. LLC              1.47%

Millicom International
Cellular SA                    1.38%

8/31/98
--------------------------------------------------------------------------------

Cinergy Corp.                  2.24%

Dominion Resources Inc.        1.96%

Texas Utilities Co.            1.88%

Southern Co.                   1.84%

American Electric
Power Co. Inc.                 1.75%

Nextel
Communications Inc.            1.53%

New Century Energies Inc.      1.44%

Magnum Hunter
Resources Inc.                 1.43%

Outdoor Systems Inc.           1.42%

Sygnet Wireless Inc.           1.42%



SECTOR DISCUSSIONS

TELECOMMUNICATIONS

The telecommunications sector proved to be dynamic over the past year, adjusting to rapidly changing business conditions. Competitive local exchange carriers such as NEXTLINK Communications Inc. continued to take advantage of regulations that give them significant pricing flexibility to take market share from the regional bell operating companies. An emerging trend is the increasing demand for greater carrying capacity of communications lines, or bandwidth, caused by the explosion of Internet usage. Even with prices falling for data services, providers benefit due to the elasticity of demand, which means that as prices decline demand increases at a greater rate, thus driving revenue increases. During the year under review, the Trust increased its exposure to companies such as PSINet Inc., which should benefit from growing data traffic.

1. Index includes reinvested dividends. One cannot invest directly in an index.


CABLE

The cable sector exhibited its defensive nature in the fall, holding up well amid the general sell-off in the financial markets. In the U.S. and the U.K., consolidation continued, as companies found it preferable to purchase, rather than to build, the growth expected to come from services such as digital cable, cable modems and cable telephony. This trend was exemplified in the U.K., where Trust holding Diamond Holdings Plc. was acquired by NTL Inc., a stronger, public cable operator.

MEDIA AND BROADCASTING

The media sector enjoyed a solid performance over the Trust's fiscal year. The main factor was the healthy advertising environment, driven by the strong domestic economy. Consolidation was also a positive factor in this sector, as Trust holding Fox/Liberty Networks LLC was acquired by a subsidiary of News Corp. Overseas Ltd., a large investment-grade company. On the broadcasting side, deregulation loosened ownership restrictions, opening up the opportunity for ownership of both TV and radio stations. Trust holding Sinclair Capital took advantage of this to expand its ownership base and grow its business.

INDUSTRIAL

The industrial sector performed well during the period, buoyed by the robust U.S. economy and an active mergers and acquisitions (M&A) market. In addition, companies in this historically cyclical sector took advantage of their strong operating results to pay down debt and improve their balance sheets. Three Trust holdings exemplified this trend over the annual reporting period.

International Comfort Products was purchased by the Carrier division of United Technologies Corp., Falcon Building Products Inc. sold its air pressure and power washing unit at an attractive valuation and Terex Corp. continued to use equity to fund acquisitions, enabling the company to grow without increasing its financial leverage.

ELECTRIC UTILITIES

Electric utilities underperformed high yield bonds for the year under review, due to their high correlation to the 30-year Treasury bond, which saw its price decline as its yield rose. On a fundamental basis, we believe the outlook for the sector continues to improve. Deregulation opened up opportunities for utilities to improve their earnings growth rates, and with many companies now decreasing their dividend payout ratios, their correlation to the 30-year Treasury should also decline. Seeking to take advantage of continuing deregulation, the Trust invested in utilities located in states that have passed or are in the process of passing restructuring plans for deregulation that will enable the utilities to increase their cash flows.

WHAT'S AHEAD

Despite a year of highly volatile and generally rising interest rates, the domestic economy's outlook remains favorable. Economic growth is expected to continue, although at slower rates than those of the past year. Inflation should remain in check, as most industries still lack the power to increase prices. While the Fed has recently taken action to prevent the economy from overheating, we believe the interest rate increases are largely behind us. As we have seen during the year under review, international events can impact domestic financial markets over the short term. However, over the long term, valuations of high yield bonds and utility stocks remain attractive on a historical basis, and we believe fundamentals are still favorable for the Trust's asset classes.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Trust's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the Trust's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Trust's dividend reinvestment and cash purchase plan.

PRICE AND DISTRIBUTION INFORMATION

                      CHANGE    8/31/99   8/31/98
------------------------------------------------------

Net Asset Value       -$0.37     $8.91     $9.28

Market Price (NYSE)   -$0.562    $8.688    $9.25

                      DISTRIBUTIONS (9/1/98 - 8/31/99)
                      --------------------------------
Dividend Income       $0.844


PERFORMANCE

                                                                       INCEPTION
                                         1-YEAR   5-YEAR    10-YEAR    (9/23/88)
--------------------------------------------------------------------------------
Cumulative Total Return(1)

  Based on change in net asset value     +5.21%   +66.84%   +180.03%   +214.17%
  Based on change in market price        +2.95%   +74.33%   +164.43%   +184.97%
Average Annual Total Return(1)
  Based on change in net asset value     +5.21%   +10.78%    +10.85%    +11.03%
  Based on change in market price        +2.95%   +11.76%    +10.21%    +10.05%
Distribution Rate(2)                                    9.25%

1. Total return calculations represent the cumulative and average annual change in value of an investment over the periods indicated.

2. Distribution rate is based on an annualization of the Trust's current $0.067 cent per share monthly dividend and the NYSE closing price of $8.688 on August 31, 1999.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

PORTFOLIO OPERATIONS

CHRISTOPHER MOLUMPHY
Senior Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc. since 1988. Mr. Molumphy is a Chartered Financial Analyst and a member of several securities industry associations. He has managed Franklin Universal Trust since 1991.

GLENN I. VOYLES
Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------

Glenn Voyles is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from Stanford University. He joined Franklin Templeton in 1993. He is a member of Security Analysts of San Francisco (SASF) and the Association for Investment Management and Research (AIMR).

ANNUAL MEETING OF SHAREHOLDERS

At an Annual Meeting of Shareholders of Franklin Universal Trust (the "Fund") held on May 27, 1999, shareholders approved the following:

1. Regarding the election of the nominees for Trustees:

                                                             WITHHELD     BROKER
                           SHARES FOR     SHARES AGAINST    OR ABSTAIN   NON VOTE
---------------------------------------------------------------------------------
Frank H. Abbott          22,767,297.750         0          280,024.960       0
Harris J. Ashton         22,788,251.230         0          259,071.480       0
S. Joseph Fortunato      22,784,947.620         0          262,375.090       0
Edward B. Jamieson       22,787,472.862         0          259,849.848       0
Charles B. Johnson       22,786,615.846         0          260,706.864       0
Rupert H. Johnson, Jr.   22,793,072.093         0          254,250.617       0
Frank W. T. LaHaye       22,781,887.348         0          265,435.362       0
Gordon S. Macklin        22,781,012.797         0          266,309.913       0


2. Regarding the ratification of the selection of PricewaterhouseCoopers LLP, as independent auditors for the Fund for the current fiscal year:

                                                     WITHHELD             BROKER
SHARES FOR              SHARES AGAINST              OR ABSTAIN           NON VOTE
---------------------------------------------------------------------------------
22,722,390.736          58,591.715                 266,340.259           0


3. Regarding granting the proxy holders the authority to vote upon any other business that may legally come before the meeting:


                                   WITHHELD                               BROKER
SHARES FOR                        OR ABSTAIN                             NON VOTE
---------------------------------------------------------------------------------
22,231,806.153                    815,516.557                                0


FRANKLIN TEMPLETON
IS READY FOR YEAR 2000

Year 2000 Readiness Disclosure as of 9/30/99

WE ARE READY!

WE'VE DONE A LOT TO PREPARE!

The enormous scope of this project encompassed practically every computer-dependent record and process within the company. Naturally, our Y2K plan focused first on readying "mission-critical" systems -- those that are necessary for our core business functions. As of September 30, 1999, all our mission-critical systems that could affect our shareholders were certified as Y2K compliant.

Our business operations rely greatly on a complex, worldwide network of computer systems owned and managed by third parties. We continue to work with these outside companies and your fund's transfer agent to confirm their preparedness for Year 2000.

WE HAVE CONTINGENCY PLANS.

Our company recognizes that even our extensive testing cannot guarantee the absence of difficulties associated with the Y2K transition. Therefore, we are developing and integrating worldwide contingency plans.

HOW DOES YEAR 2000 AFFECT OUR
PORTFOLIO MANAGERS' INVESTMENT STRATEGIES?

All our portfolio managers recognize the importance of Year 2000 and its potential to impact the issuers and industries in which we invest, as well as the U.S. and world economy as a whole. As long-term investors, we seek to make and hold investments in companies we believe are well-managed, with good prospects for the future. In our experience, such companies are more likely to have sufficient Y2K programs in place.

Technological changes are ever-present in our industry, and we believe we have the experience and skills necessary to realize and to react to any challenges that may arise due to this transition. Once again, Franklin Templeton is ready for Year 2000, and we look forward to moving into the new millennium with you.

For additional information on Franklin Templeton's Y2K efforts, check our Web site at www.franklintempleton.com.

Franklin Templeton is confident it is well-positioned to meet the challenges of Y2K.

These statements should be considered Year 2000 Readiness Disclosures, as such term is understood under the "Year 2000 Information and Readiness Disclosure Act." This information is not intended as a representation or warranty and does not create a legal obligation on part of Franklin Resources, Inc. and its affiliates to the recipient.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. PNC Bank, N.A. (the "Plan Agent"),
Attn: Franklin Universal Trust, P.O. Box 8950, 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution payable either in cash or in stock of the Trust and the market price of shares on the valuation date equals or exceeds the net asset value, the Trust will issue new shares to you at the higher of net asset value or 95% of the then current market price. If the market price is lower than net asset value and if dividends or capital gain distributions are payable only in cash, then you will receive shares purchased on the New York Stock Exchange or otherwise on the open market. If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Trust had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Trust will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PNC Bank, N.A. and sent to PNC Bank, N.A., Attn: Franklin Universal Trust, P.O. Box 8950, 400 Bellevue Parkway, Wilmington, Delaware 19809.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Trust issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.

FRANKLIN UNIVERSAL TRUST

Financial Highlights

                                                                    YEAR ENDED AUGUST 31,
                                                    ----------------------------------------------------
                                                     1999(3)     1998       1997       1996       1995
                                                    ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year                     $9.28     $10.20      $9.53      $9.36     $8.71
                                                    ----------------------------------------------------
Income from investment operations:

  Net investment income                                  .82        .85        .86        .82        .85

  Net realized and unrealized gains (losses)            (.35)      (.63)       .65        .20        .61
                                                    ----------------------------------------------------
Total from investment operations                         .47        .22       1.51       1.02       1.46
                                                    ----------------------------------------------------
Less distributions from:

  Net investment income                                 (.84)      (.80)      (.83)      (.85)      (.81)

  Net realized gain                                       --       (.34)      (.01)        --        --
                                                    ----------------------------------------------------
Total distributions                                     (.84)     (1.14)      (.84)      (.85)      (.81)

Net asset value, end of year                           $8.91      $9.28     $10.20      $9.53      $9.36
                                                    ----------------------------------------------------
Market value, end of year(1)                          $8.688     $9.250     $9.500     $9.125     $8.875
                                                    ----------------------------------------------------

Total return (based on market value per share)(2)       2.95%      9.40%     14.00%     12.84%     20.42%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)                     $239,537   $248,419   $273,173   $255,200   $250,734

Ratios to average net assets:

  Expenses                                              2.92%      2.63%      2.72%      2.80%      2.97%

  Net investment income                                 8.86%      8.29%      8.74%      8.56%      9.59%

Portfolio turnover rate                                31.62%     36.66%     51.48%     19.24%     27.41%

Total debt outstanding at end of year (000's)        $75,000    $75,000    $74,987    $74,974    $74,961

Asset coverage per $1,000 of debt                     $4,194     $4,312     $4,643     $4,404     $4,345

Average amount of notes per share during the year      $2.79      $2.80      $2.80      $2.80      $2.80

(1) Based on the last sale on the New York Stock Exchange.

(2) Total return is not annualized for periods less than one year.

(3) Based on average shares outstanding.

                                              See notes to financial statements.

FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999

                                                                      SHARES/
                                                        COUNTRY       WARRANTS     VALUE
-------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 32.9%

   COMMERCIAL SERVICES
(a)Sodexho Marriott Services Inc. .................   United States       188   $    2,656
                                                                                ----------
   CONSUMER NON-DURABLES .6%
   Nabisco Group Holdings Corp. ...................   United States    54,000      958,500
(a)R.J. Reynolds Tobacco Holdings Inc. ............   United States    18,000      493,875
                                                                                ----------
                                                                                 1,452,375
                                                                                ----------
   CONSUMER SERVICES
   Marriott International Inc., A .................   United States     1,504       51,512
                                                                                ----------
   ENERGY MINERALS 1.1%
(a)McMoRan Exploration Co. ........................   United States     1,800       36,338
(a)Santa Fe Snyder Corp. ..........................   United States    14,935      145,616
   Ultramar Diamond Shamrock Corp. ................   United States    66,600    1,739,925
   Weatherford International Inc. .................   United States    23,692      844,028
                                                                                ----------
                                                                                 2,765,907
                                                                                ----------
   INDUSTRIAL SERVICES .1%
(a)R&B Falcon Corp., 144A, wts., 5/01/09 ..........   United States     1,250      225,000
                                                                                ----------
   NON-ENERGY MINERALS .8%
   AngloGold Ltd., ADR ............................   South Africa     30,446      787,790
   Freeport-McMoRan Copper & Gold Inc., A .........   United States     4,500       64,688
   Freeport-McMoRan Copper & Gold Inc., B .........   United States    63,156    1,014,443
(a)Gulf States Steel Inc., wts., 4/15/03 ..........   United States     4,000           80
                                                                                ----------
                                                                                 1,867,001
                                                                                ----------
   PROCESS INDUSTRIES .2%
(a)Gaylord Container Corp., wts., 11/01/02 ........   United States    46,137      377,747
                                                                                ----------
   PRODUCER MANUFACTURING .4%
(a)Harvard Industries Inc. ........................   United States   109,618      876,944
                                                                                ----------
   TELECOMMUNICATIONS 3.2%
   BellSouth Corp. ................................   United States    81,200    3,674,300
   GTE Corp. ......................................   United States    25,000    1,715,625
(a)Loral Space & Communications Ltd., wts., 1/15/07   United States     5,000       43,572
(a)Poland Telecom Finance, wts., 144A, 12/01/07 ...   Poland            3,000       12,750
   U.S. West Inc. .................................   United States    45,500    2,377,375
                                                                                ----------
                                                                                 7,823,622
                                                                                ----------
   UTILITIES 26.5%
   American Electric Power Co. Inc. ...............   United States    93,300    3,387,956
   Cinergy Corp. ..................................   United States   105,000    3,189,375
   CMS Energy Corp. ...............................   United States    12,900      510,356
   Conectiv Inc. ..................................   United States   104,700    2,244,506
   Dominion Resources Inc. ........................   United States   150,000    6,937,500
   DTE Energy Co. .................................   United States    50,000    1,971,875
   Duke Energy Corp. ..............................   United States    90,000    5,175,000
   Edison International ...........................   United States   185,600    4,709,600
   Florida Progress Corp. .........................   United States    50,000    2,343,750


FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                        SHARES/
                                                         COUNTRY       WARRANTS       VALUE
----------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)
   UTILITIES (CONT.)
   FPL Group Inc. .................................   United States       22,525   $ 1,216,350
   Montana Power Co. ..............................   United States      112,400     3,477,375
   New Century Energies Inc. ......................   United States       50,000     1,806,250
   New England Electric System ....................   United States       48,600     2,536,313
   Northwestern Corp. .............................   United States       92,000     2,277,000
   PECO Energy Co. ................................   United States       70,000     2,843,750
   Pinnacle West Capital Corp. ....................   United States       77,000     2,926,000
   SCANA Corp. ....................................   United States       80,000     2,000,000
   Southern Co. ...................................   United States      208,800     5,650,650
   Texas Utilities Co. ............................   United States      141,500     5,721,906
   Unicom Corp. ...................................   United States       66,000     2,549,250
                                                                                   -----------
                                                                                    63,474,762
                                                                                   -----------
   TOTAL COMMON STOCKS AND WARRANTS
     (COST $65,230,336) ...........................                                 78,917,526
                                                                                   -----------
   PREFERRED STOCKS 3.1%
   CONSUMER SERVICES 1.7%
   Sinclair Capital, 11.625%, pfd. ................   United States       40,000     4,060,000
                                                                                   -----------
   INDUSTRIAL SERVICES .5%
   R&B Falcon Corp., 13.875%, pfd., PIK ...........   United States        1,297     1,175,000
                                                                                   -----------
   PROCESS INDUSTRIES .9%
   Asia Pulp & Paper Co. Ltd., pfd., 12.00%,
     12/29/49 .....................................   Indonesia        4,000,000     2,280,000
                                                                                   -----------
   TOTAL PREFERRED STOCKS (COST $9,237,981) .......                                  7,515,000
                                                                                   -----------
   CONVERTIBLE PREFERRED STOCKS 4.9%
   CONSUMER NON-DURABLES 1.2%
   Ralston Purina Group, 7.00%, cvt. pfd., ........   United States       61,000     2,928,000
                                                                                   -----------
   REAL ESTATE INVESTMENT TRUST .6%
   Archstone Communities Trust, $1.75, cvt. pfd., A   United States       45,000     1,288,125
                                                                                   -----------
   TRANSPORTATION .8%
   Union Pacific Capital Trust, 6.25%, cvt. pfd. ..   United States       40,000     1,855,000
                                                                                   -----------
   UTILITIES 2.3%
   CMS Energy Trust I, 7.75%, cvt. pfd. ...........   United States       70,000     3,657,500
   Texas Utilities Co., 9.25%, cvt. pfd. ..........   United States       37,200     1,934,400
                                                                                   -----------
                                                                                     5,591,900
                                                                                   -----------
   TOTAL CONVERTIBLE PREFERRED STOCKS
     (COST $11,951,822) ...........................                                 11,663,025
                                                                                   -----------

                                                                      PRINCIPAL
                                                                       AMOUNT*
                                                                      ---------
   BONDS 85.8%
   COMMERCIAL SERVICES 7.3%
   American Commercial Lines LLC, senior note, B,
     10.25%, 6/30/08 ..............................   United States   $2,500,000     2,468,750
   AmeriServe Food Distribution Inc., senior sub
     note, 8.875%, 10/15/06 .......................   United States    1,000,000       850,000
   AmeriServe Food Distribution Inc., senior sub
     note, 10.125%, 7/15/07 .......................   United States    3,000,000     2,250,000


FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                           PRINCIPAL
                                                             COUNTRY         AMOUNT*        VALUE
----------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   COMMERCIAL SERVICES (CONT.)
   Big Flower Press Holdings Inc., senior sub
     note, 8.875%, 7/01/07 ............................   United States    $1,500,000   $ 1,447,500
   Fleming Cos. Inc., senior sub. note, B, 10.50%,
     12/01/04 .........................................   United States     4,000,000     3,790,000
   Intertek Finance PLC, senior sub. note, B,
     10.25%, 11/01/06 .................................   United Kingdom    2,800,000     2,632,000
   Lodgian Finance Corp., senior sub. note, 144A,
     12.25%, 7/15/09 ..................................   United States     4,000,000     4,020,000
                                                                                        -----------
                                                                                         17,458,250
                                                                                        -----------
   CONSUMER DURABLES 2.0%
   E&S Holdings Corp., senior sub. note, B, 10.375%,
     10/01/06 .........................................   United States     1,750,000       901,250
   Revlon Consumer Products Corp., senior sub. note,
     8.625%, 2/01/08 ..................................   United States     3,500,000     2,918,125
   Windmere-Durable Holdings Inc., senior sub. note,
     10.00%, 7/31/08 ..................................   United States       900,000       886,500
                                                                                        -----------
                                                                                          4,705,875
                                                                                        -----------
   CONSUMER NON-DURABLES 3.6%
   Compania Alimentos Fargo SA, 13.25%, 8/01/08 .......   Argentina         1,000,000       752,500
   Packaged Ice Inc., senior sub. note, B, 9.75%,
     2/01/05 ..........................................   United States     2,000,000     1,890,000
   Primier International Foods, senior note, 144A,
     12.00%, 9/01/09 ..................................   United States     4,000,000     4,080,000
   Specialty Foods Corp., senior note, 11.25%,
     8/15/01 ..........................................   United States     2,000,000     1,977,180
   Specialty Foods Corp., zero cpn. to 6/15/05,
     11.00% thereafter, 12/15/09 ......................   United States        95,787            --
                                                                                        -----------
                                                                                          8,699,680
                                                                                        -----------
   CONSUMER SERVICES 13.9%
   Advantica Restaurant Group, senior note, 11.25%,
     1/15/08 ..........................................   United States     1,598,325     1,490,438
(b)Atherton Franchise Capital, LP, 11.00%, 5/01/06 ....   United States     1,596,281     1,340,876
   Chancellor Media Corp., senior note, 8.00%,
     11/01/08 .........................................   United States     2,000,000     1,910,000
   Chancellor Media Corp., senior sub. note, B,
     8.75%, 6/15/07 ...................................   United States     2,000,000     1,962,500
   Charter Communications Holdings LLC, senior disc.
     note, 144A, zero cpn. to 4/01/04, 9.92%
     thereafter, 4/01/11 ..............................   United States     4,750,000     2,850,000
   CSC Holdings Inc., senior sub. deb., 9.875%,
     4/01/23 ..........................................   United States     3,000,000     3,082,500
   Diamond Holdings PLC, senior note, 9.125%,
     2/01/08 ..........................................   United Kingdom    3,000,000     2,962,500
   Falcon Building Products Inc., senior sub. disc.
     note, B, zero cpn. to 6/15/02, 10.50%
     thereafter, 6/15/07 ..............................   United States     2,000,000     1,410,000
   Family Restaurant Inc., senior note, 9.75%,
     2/01/02 ..........................................   United States     2,000,000       950,000
   Fox/Liberty Networks LLC, senior disc. note, zero
     cpn. to 8/15/02, 9.75% thereafter, 8/15/07 .......   United States     4,000,000     3,160,000
   Hollinger International Inc., senior sub. note,
     9.25%, 2/01/06 ...................................   United States     1,000,000     1,000,000
   Horseshoe Gaming Holding Corp., senior sub. note,
     144A, 8.625%, 5/15/09 ............................   United States     4,000,000     3,840,000
   LIN Holdings Corp., senior disc. note, zero cpn
     to 3/01/03, 10.00% thereafter, 3/01/08 ...........   United States     2,000,000     1,300,000
   Regal Cinemas Inc., senior sub. note, 9.50%,
     6/01/08 ..........................................   United States     4,000,000     2,860,000
   Six Flags Entertainment Corp., senior unsecured
     note, 8.875%, 4/01/06 ............................   United States     2,250,000     2,182,500
   Telewest Communications PLC, senior disc. note,
     144A, zero cpn. to 4/15/04, 9.25% thereafter,
     4/15/09 ..........................................   United Kingdom    1,500,000       915,000
                                                                                        -----------
                                                                                         33,216,314
                                                                                        -----------
   ELECTRONIC TECHNOLOGY .8%
   Derlan Industries Ltd., senior note, 10.00%, 1/15/07   Canada            2,000,000     1,970,000
                                                                                        -----------
   ENERGY MINERALS 6.4%
   Abraxas Petroleum Corp., senior note, D, 11.50%,
     11/01/04 .........................................   United States     3,300,000     2,343,000
   Clark R&M Inc., senior sub. note, 8.875%, 11/15/07 .   United States     4,000,000     3,340,000
   Magnum Hunter Resources Inc., senior note, 10.00%,
     6/01/07 ..........................................   United States     5,000,000     4,750,000



FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                            PRINCIPAL
                                                             COUNTRY         AMOUNT*       VALUE
---------------------------------------------------------------------------------------------------
     BONDS (CONT.)
     ENERGY MINERALS (CONT.)
     Nuevo Energy Co., senior sub. note, B, 8.875%,
       6/01/08 ........................................   United States    $1,000,000   $ 1,005,000
     P&L Coal Holdings Corp., senior note, B, 8.875%,
       5/15/08 ........................................   United States       500,000       496,250
     P&L Coal Holdings Corp., senior sub. note, B,
       9.625%, 5/15/08 ................................   United States     3,500,000     3,430,000
                                                                                        -----------
                                                                                         15,364,250
                                                                                        -----------
     HEALTH SERVICES 3.2%
     Abbey Healthcare Group, senior sub. note, 9.50%,
       11/01/02 .......................................   United States     4,000,000     3,995,000
     Magellan Health Services Inc., senior sub. note,
       9.00%, 2/15/08 .................................   United States     2,300,000     1,989,500
     Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 ...   United States     1,000,000       680,000
(b,c)Vencor Operating Inc., senior sub. note, 9.875%,
     5/01/05 ..........................................   United States     3,200,000       880,000
                                                                                        -----------
                                                                                          7,544,500
                                                                                        -----------
     INDUSTRIAL SERVICES 4.4%
     Allied Waste North America Inc., senior note, B,
       7.875%, 1/01/09 ................................   United States     3,700,000     3,367,000
     Envirosource Inc., senior note, 9.75%, 6/15/03 ...   United States     1,650,000     1,080,750
     Envirosource Inc., senior note, B, 9.75%, 6/15/03    United States     1,000,000       655,000
     Great Lakes Dredge & Dock Corp., senior sub
       note, 11.25%, 8/15/08 ..........................   United States       500,000       506,875
     R&B Falcon Corp., senior note, 12.25%, 3/15/06 ...   United States     1,400,000     1,477,000
     RBF Finance Co., senior note, 11.375%, 3/15/09 ...   United States     1,200,000     1,272,000
     Universal Compression Inc., senior disc. note,
       zero cpn. to 2/15/03, 9.875% thereafter, 2/15/08   United States     3,550,000     2,183,250
                                                                                        -----------
                                                                                         10,541,875
                                                                                        -----------
     NON-ENERGY MINERALS 2.2%
     LTV Corp., senior note, 8.20%, 9/15/07 ...........   United States     4,000,000     3,720,000
     Sheffield Steel Corp., first mortgage, B,
       11.50%, 12/01/05 ...............................   United States     2,000,000     1,610,000
                                                                                        -----------
                                                                                          5,330,000
                                                                                        -----------
     PROCESS INDUSTRIES 10.8%
     Anchor Glass, first mortgage, 11.25%, 4/01/05 ....   United States     4,000,000     4,020,000
     Consolidated Container Co. LLC, senior sub.
       note, 144A, 10.125%, 7/15/09 ...................   United States     4,500,000     4,545,000
     Container Corp. of America, senior note, A,
       9.75%, 4/01/03 .................................   United States     3,000,000     3,030,000
     Huntsman ICI Chemicals, 144A, 12/31/09 ...........   United States     7,500,000     1,950,000
     Lyondell Chemical Co., 9.875%, 5/01/07 ...........   United States     1,850,000     1,850,000
     Ormet Corp., senior secured note, 144A, 11.00%,
       8/15/08 ........................................   United States     4,000,000     3,780,000
     Pindo Deli Finance Mauritius, senior note,
       11.75%, 10/01/17 ...............................   Indonesia         3,000,000     1,725,000
     ZSC Specialty Chemicals PLC, 144A, 11.00%,
       7/01/09 ........................................   United Kingdom    5,000,000     5,000,000
                                                                                        -----------
                                                                                         25,900,000
                                                                                        -----------
     PRODUCER MANUFACTURING 6.5%
     American Axle & Manufacturing Inc., 9.75%,
        3/01/09 .......................................   United States     2,000,000     2,020,000
     Collins & Aikman Corp., senior sub. note, B,
        10.00%, 1/15/07 ...............................   United States     3,300,000     3,333,000
     Falcon Building Products Inc., senior sub. note,
        B, 9.50%, 6/15/07 .............................   United States     2,000,000     1,950,000
     Nortek Inc., 8.875%, 8/01/08 .....................   United States     1,000,000       967,500
     Nortek Inc., senior note, B, 9.125%, 9/01/07 .....   United States     2,000,000     1,965,000
     Talon Automotive Group Inc., senior sub. note,
        B, 9.625%, 5/01/08 ............................   United States     2,250,000     1,901,250
     Terex Corp., 8.875%, 4/01/08 .....................   United States     1,000,000       947,500
     Terex Corp., senior sub. note, 8.875%, 4/01/08 ...   United States     2,650,000     2,510,875
                                                                                        -----------
                                                                                         15,595,125
                                                                                        -----------



FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                     PRINCIPAL
                                                        COUNTRY       AMOUNT*           VALUE
------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   RETAIL TRADE 1.2%
   Penn Traffic Co., 11.00%, 6/29/09 .............   United States  $  409,650       $   352,297
   Shoppers Food Warehouse Corp., senior note,
     9.75%, 6/15/04 ..............................   United States   1,000,000         1,041,250
   Specialty Retailers Inc., senior note, B,
     8.50%, 7/15/05 ..............................   United States   2,000,000         1,410,000
                                                                                    ------------
                                                                                       2,803,547
                                                                                    ------------
   TECHNOLOGY SERVICES 1.3%
   Anacomp Inc., senior sub. note, D, 10.875%,
     4/01/04 .....................................   United States   3,100,000         3,146,500
                                                                                    ------------
   TELECOMMUNICATIONS 21.1%
   Arch Communications Group, senior disc. note,
     zero cpn. to 3/15/01, 10.875% thereafter,
     3/15/08 .....................................   United States   6,000,000         2,190,000
   Call-Net Enterprises Inc., senior note, 9.375%,
     5/15/09 .....................................   Canada          3,750,000         3,487,500
   Crown Castle International Corp., senior disc
     note, 144A, zero cpn. to 8/01/04, 11.25%
     thereafter, 8/01/11 .........................   United States   5,000,000         2,837,500
   Dobson/Sygnet Communications Co., 12.25%,
     12/15/08 ....................................   United States   4,000,000         4,210,000
   Global Telesystems Group Inc., cvt., 5.75%,
     7/01/10 .....................................   United States     600,000           779,250
   Intermedia Communications Inc., senior disc
     note, B, zero cpn. to 7/15/02, 11.25%
     thereafter, 7/15/07 .........................   United States   5,000,000         3,425,000
   Level 3 Communications Inc., zero cpn to
     12/01/03, 10.50% thereafter, 12/01/08 .......   United States   7,000,000         3,990,000
   Loral Space & Communications Ltd., senior
     disc. note, zero cpn. to 1/15/02, 12.50%
     thereafter, 1/15/07 .........................   United States   5,000,000         2,675,000
   Metrocall Inc., senior sub. note, 9.75%,
     11/01/07 ....................................   United States   4,000,000         2,780,000
   Millicom International Cellular SA, senior
     disc. note, zero cpn. to 6/01/01, 13.50%
     thereafter, 6/01/06 .........................   Luxembourg      6,000,000         4,260,000
   Nextel Communications Inc., senior disc
     note, 9.75%, 8/15/04 ........................   United States   5,000,000         5,037,500
   NEXTLINK Communications Inc., senior note,
     9.625%, 10/01/07 ............................   United States   2,000,000         1,950,000
   NEXTLINK Communications Inc., senior note,
     9.00%, 3/15/08 ..............................   United States   2,000,000         1,885,000
   Paging Network Inc., senior sub. note, 8.875%,
     2/01/06 .....................................   United States   3,000,000         1,695,000
   Paging Network Inc., senior sub. note,
     10.00%, 10/15/08 ............................   United States   1,000,000           585,000
   Poland Telecom Finance, senior note, B,
     14.00%, 12/01/07 ............................   Poland          3,000,000         2,707,500
   PSINet Inc., senior note, 144A, 11.00%,
     8/01/09 .....................................   United States   3,250,000         3,209,375
   United Pan-Europe Communications, 144A, zero
     cpn. to 8/01/04, 12.50% thereafter, 8/01/09 .   Netherlands     5,250,000         2,940,000
                                                                                    ------------
                                                                                      50,643,625
                                                                                    ------------
   UTILITIES 1.1%
   AES Corp., senior note, 9.50%, 6/01/09 ........   United States   2,000,000         2,000,000
   ESCOM, E168, utility deb., 11.00%, 6/01/08 ....   South Africa    4,350,000 ZAR       556,982
                                                                                    ------------
                                                                                       2,556,982
                                                                                    ------------
   TOTAL BONDS (COST $228,161,503) ...............                                   205,476,523
                                                                                    ------------
   TOTAL LONG TERM INVESTMENTS (COST $314,581,642)                                   303,572,074
                                                                                    ------------


FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                            PRINCIPAL
                                                              AMOUNT        VALUE
------------------------------------------------------------------------------------
(d)REPURCHASE AGREEMENT 2.6%
   Joint Repurchase Agreement, 5.442%, 9/01/99
     (Maturity Value $6,169,694)
     (COST $6,168,762) .................................   $6,168,762   $  6,168,762
       Barclays Capital Inc.
       Bear, Stearns & Co.
       CIBC Oppenheimer Corp.
       Donaldson, Lufkin & Jenrette Securities Corp.
       Dresdner Kleinwort Benson, North America LLC
       Paine Webber Inc.
       Paribas Corp.
       UBS Securities LLC
         Collateralized by U.S. Treasury Bills and Notes
                                                                        ------------
   TOTAL INVESTMENTS (COST $320,750,404) 129.3% ........                 309,740,836
   OTHER ASSETS, LESS LIABILITIES (29.3%) ..............                 (70,203,808)
                                                                        ------------
   NET ASSETS 100.0% ...................................                $239,537,028
                                                                        ============
   CURRENCY ABBREVIATION:
   ZAR - South African Rand

 * The principal amount is stated in U.S. dollars unless otherwise indicated.

(a) Non-Income producing

(b) See Note 8 regarding restricted securities.

(c) See Note 7 regarding defaulted securities.

(d) Investment is through participation in a joint account with other funds managed by the investment advisor. At August 31, 1999, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.


FRANKLIN UNIVERSAL TRUST

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1999

Assets:
  Investments in securities, at value (cost $320,750,404) ..............   $309,740,836
  Receivables from dividends and interest ..............................      4,951,461
  Note issuance costs (Note 3) .........................................        159,325
                                                                           ------------
      Total assets .....................................................    314,851,622
                                                                           ------------

Liabilities:
  Payables:
    Affiliates .........................................................        197,254
    Notes (Note 3) .....................................................     75,000,000
  Other liabilities ....................................................        117,340
                                                                           ------------
      Total liabilities ................................................     75,314,594
                                                                           ------------
        Net assets, at value ...........................................   $239,537,028
                                                                           ============

Net assets consist of:
  Undistributed net investment income ..................................   $  2,766,868
  Net unrealized depreciation ..........................................    (11,009,490)
  Accumulated net realized loss ........................................       (193,603)
  Capital shares .......................................................    247,973,253
                                                                           ------------
        Net assets, at value ...........................................   $239,537,028
                                                                           ------------
Net asset value per share ($239,537,028 / 26,897,361 shares outstanding)          $8.91
                                                                           ============


                       See notes to financial statements.


FRANKLIN UNIVERSAL TRUST

Financial Statements (continued)


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1999

Investment income:
  Dividends .............................................................   $  5,285,416
  Interest ..............................................................     24,092,383
                                                                            ------------
      Total investment income ...........................................     29,377,799
                                                                            ------------
Expenses:
  Management fees (Note 4) ..............................................      2,433,336
  Transfer agent fees ...................................................        113,628
  Custodian fees ........................................................          3,542
  Reports to shareholders ...............................................         97,845
  Professional fees .....................................................         61,208
  Trustees' fees and expenses ...........................................         16,038
  Amortization of note issuance costs ...................................         39,803
  Other .................................................................         55,792
                                                                            ------------
      Expenses before interest expense ..................................      2,821,192
      Interest expense (Note 3) .........................................      4,455,000
                                                                            ------------
        Total expenses ..................................................      7,276,192
                                                                            ------------
          Net investment income .........................................     22,101,607
                                                                            ------------
Realized and unrealized gains (losses):
  Net realized gain from:
    Investments .........................................................        154,295
    Foreign currency transactions .......................................            175
                                                                            ------------
        Net realized gain ...............................................        154,470
Net unrealized appreciation (depreciation) on:
  Investments ...........................................................     (9,589,162)
  Translation of assets and liabilities denominated in foreign currencies          1,588
                                                                            ------------
        Net unrealized depreciation .....................................     (9,587,574)
                                                                            ------------
Net realized and unrealized loss ........................................     (9,433,104)
                                                                            ------------
Net increase in net assets resulting from operations ....................   $ 12,668,503
                                                                            ============


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

                                                                         1999             1998
                                                                         ----             ----
Increase (decrease) in net assets:
  Operations:
    Net investment income .......................................   $  22,101,607    $  22,797,130
    Net realized gain (loss) from investments and
      foreign currency transactions .............................         154,470         (320,954)
    Net unrealized depreciation on investments and translation
      of assets and liabilities denominated in foreign currencies      (9,587,574)     (16,487,817)
                                                                    -------------    -------------
        Net increase in net assets resulting from operations ....      12,668,503        5,988,359
  Distributions to shareholders from:
    Net investment income .......................................     (22,657,771)     (21,530,584)
    Net realized gains ..........................................              --       (9,212,090)
                                                                    -------------    -------------
  Total distributions to shareholders ...........................     (22,657,771)     (30,742,674)
  Capital share transactions (Note 2) ...........................       1,107,711               --
                                                                    -------------    -------------
        Net decrease in net assets ..............................      (8,881,557)     (24,754,315)

Net assets:
  Beginning of year .............................................     248,418,585      273,172,900
                                                                    -------------    -------------
  End of year ...................................................   $ 239,537,028    $ 248,418,585
                                                                    =============    =============
Undistributed net investment income included in net assets:
  End of year ...................................................   $   2,766,868    $   3,322,857
                                                                    =============    =============


                       See notes to financial statements.



FRANKLIN UNIVERSAL TRUST

Financial Statements (continued)


STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED AUGUST 31, 1999

Cash flow from operating activities:
  Dividends and interest received ........................      $    25,999,122
  Operating expenses paid ................................           (2,761,861)
  Interest expense paid ..................................           (6,580,804)
                                                                ---------------
      Cash provided - operations .........................           16,656,457
                                                                ===============
Cash flow from investing activities:
  Investment purchases ...................................       (1,092,087,345)
  Investment sales and maturities ........................        1,096,980,948
                                                                ---------------
      Cash provided - investments ........................            4,893,603
                                                                ===============
Cash flow from financing activities:
  Cash distributions .....................................          (21,550,060)
                                                                ---------------
      Cash used - financing ..............................          (21,550,060)
                                                                ===============
Net change in cash .......................................                   --
Cash at beginning of year ................................                   --
                                                                ---------------
Cash at end of year ......................................      $            --
                                                                ===============
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH
PROVIDED BY OPERATIONS FOR THE YEAR ENDED AUGUST 31, 1999

Net investment income ....................................      $    22,101,607
  Amortization income ....................................           (4,277,014)
  Amortization of note issuance costs ....................               39,803
  Decrease in dividends and interest receivable ..........              898,337
  Decrease in interest payable ...........................           (2,125,804)
  Increase in other liabilities ..........................               19,528
                                                                ---------------
Cash provided - operations ...............................      $    16,656,457
                                                                ===============


                       See notes to financial statements.


FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. The Fund has two classes of securities: senior fixed-rate notes and shares of beneficial interest (the Shares). The Fund seeks high current income consistent with preservation of capital. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.



FRANKLIN UNIVERSAL TRUST

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At August 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). During the year ended August 31, 1999, 118,028 shares were issued for $1,107,711 from reinvested distributions; all other reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. SENIOR FIXED-RATE NOTES

On August 24, 1998, the Fund issued $75 million principal amount of a new class of five-year senior notes (the Notes). The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 5.94% per year, to maturity on August 31, 2003. The Notes were issued in a private placement, and are not available for resale; therefore, no market value can be obtained for the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended August 31, 1999.

The issuance costs of $200,000 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes.

4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of .75% per year of the average weekly net assets of the Fund excluding the principal amount of the Notes.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. INCOME TAXES

At August 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $320,781,343 was as follows:

     Unrealized appreciation .........   $ 21,012,502
     Unrealized depreciation .........    (32,053,009)
                                         ------------
     Net unrealized depreciation .....   $(11,040,507)
                                         ============

At August 31, 1999, the Fund had deferred capital loss occurring subsequent to October 31, 1998 of $3,702,327. For tax purposes, such loss will be reflected in the year ending August 31, 2000.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions.


FRANKLIN UNIVERSAL TRUST

Notes to Financial Statements (continued)

5. INCOME TAXES (CONT.)

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1999 aggregated $100,047,567 and $109,647,671, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 65.14% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At August 31, 1999, the Fund held one defaulted security with a value of $880,000 representing .37% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Fund has investments in excess of 10% of its total net assets in the Consumer Services, Process Industries and Telecommunications industries. Such concentration may subject the Fund more significantly to economic changes occurring within those industries.

8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at August 31, 1999 are as follows:

PRINCIPAL                                        ACQUISITION
  AMOUNT    ISSUER                                  DATE          COST         VALUE
--------------------------------------------------------------------------------------
1,596,281   Atherton Franchise Capital,
              LP, 11.00%, 5/01/06 ............     4/28/94     $1,596,281   $1,340,876
3,200,000   Vencor Operating Inc., senior
              sub. note, 9.875%, 5/01/05 .....     4/27/98      3,200,000      880,000
                                                                            ----------
                Total Restricted Securities
                  (.93% of Net Assets) .......                              $2,220,876
                                                                            ==========



FRANKLIN UNIVERSAL TRUST

Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN UNIVERSAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Franklin Universal Fund (the "Fund") at August 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
October 5, 1999



FRANKLIN UNIVERSAL TRUST

Tax Information

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 16.73% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 1999.